1933 Act File No. 002-64536
1940 Act File No. 811-02924

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 43	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT	☒
OF 1940

Amendment No. 43	☒

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
SPONSORED ENTERPRISES MONEY MARKET FUND, INC.
(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	(800) 201-6984

Thomas R. Phillips, Esq.
Vice President and Assistant Secretary
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on November 1, 2012 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☐	on (date) pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett
U.S. Government & Government Sponsored
Enterprises Money Market Fund

PROSPECTUS

NOVEMBER 1, 2012

CLASS	TICKER	CLASS	TICKER
A	LACXX	C	LCCXX
B	LABXX	I	LAYXX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUND
	Investment Objective	8
	Principal Investment Strategies	8
	Principal Risks	9
	Disclosure of Portfolio Holdings	11
	Management and Organization of the Fund	11

FINANCIAL INFORMATION
	Financial Highlights	31

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	I

Management Fees	0.45%	0.45%	0.45%	0.45%

Distribution and Service (12b-1) Fees	None	0.75%	None	None

Other Expenses	0.21%	0.21%	0.21%	0.21%

Total Annual Fund Operating Expenses	0.66%	1.41%	0.66%	0.66%

(1)

Class A or Class C shares of the Fund that were obtained in exchange for Class A or Class C shares of another Lord Abbett Fund that were subject to a contingent deferred sales charge (“CDSC”) of 1.00% at the time of exchange are subject to a CDSC unless the one-year CDSC period has expired or a CDSC waiver applies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. The example assumes a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

However, the example does not reflect a deduction of the applicable CDSC for the one-year period for Class A and Class C shares obtained through exchange from another Lord Abbett Fund. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. The second example assumes that you do not redeem and instead keep your shares.

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$67	$211	$368	$822	$67	$211	$368	$822

Class B Shares	$644	$746	$971	$1,486	$144	$446	$771	$1,486

Class C Shares	$67	$211	$368	$822	$67	$211	$368	$822

Class I Shares	$67	$211	$368	$822	$67	$211	$368	$822

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the Securities and Exchange Commission (“SEC”). To pursue its objective, under normal conditions, the Fund invests substantially all of its assets in:

•

U.S. government securities, which include securities issued or guaranteed by the U.S. government or its agencies, or by various instrumentalities that have been established or sponsored by the U.S. government (collectively, “government-sponsored enterprises”); and

•	Repurchase agreements that are collateralized by the securities described above.

To maintain liquidity, the Fund will normally maintain at least 10% of its total assets in a combination of (i) direct obligations of the U.S. Government, (ii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day, and (iii) cash. The Fund may hold cash to meet this requirement or while looking for suitable investment opportunities. The Fund will maintain a dollar-weighted average portfolio maturity of 60 calendar days or less.

The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in cash or cash equivalents in a temporary defensive manner. The Fund may also increase its investments in

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

cash or cash equivalents in unusual circumstances, such as unusually large cash inflows (whether through the purchase of Fund shares or the sale of securities) or anticipated increase in redemptions, or to satisfy other liquidity requirements.

The Fund generally will sell a security to satisfy redemption requests or increase cash or for a variety of other reasons, such as when the Fund believes the security seems less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or when selling the security would help manage the Fund’s duration.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk. While the Fund seeks to preserve capital by investing in high quality, short-term, liquid securities, the value of such securities will fluctuate in response to economic conditions and market movements.

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The Fund’s yield may vary in response to changes in interest rates and other market factors. During periods when the Fund holds low-yielding securities, the Fund may have little or no net investment income and the Fund’s yield may decline substantially.

•

Credit Risk: Many securities in which the Fund invests are not supported by the full faith and credit of the U.S. Government, even though they are issued by government-sponsored enterprises. There can be no assurance that the U.S. government will provide financial support to government-sponsored enterprises if it is not legally required to do so. In these situations, the Fund is exposed to the credit risk of the issuing government-sponsored enterprise, which may fail to make timely payments of principal or interest, or may default on such payments.

•

Mortgage-Related Securities Risk: Mortgage-related debt securities issued by government-sponsored enterprises may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations, due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations, due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

•

Issuer Concentration Risk: Because the Fund may invest most of its assets in securities issued or guaranteed by a small number of government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, it may be more exposed to developments affecting an individual government- sponsored enterprise than a fund that invests more widely.

•

Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

•

Portfolio Management Risk: If the strategies used by the Fund’s portfolio managers and their security selections fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

Bar Chart (per calendar year) — Class A Shares*

Best Quarter 3rd Q ’06 +1.16%	Worst Quarter 1st Q ‘11 0.00%

*	The year-to-date return for Class A shares as of September 30, 2012 was 0.02%.

For the Fund’s current 7-day yield, call toll-free 888-522-2388. The table below shows the Fund’s Class A, B, C, and I shares performance over time. The Fund’s average annual total returns for Class A and C shares are shown at net asset value (“NAV”) because there are no sales charges applicable to these share classes other than in certain cases where shares were obtained through exchange from another Lord Abbett Fund. The Fund’s average annual total returns for Class B shares include the current CDSC of 5.00% for the one-year period and 2.00% for the five-year period. Class B shares automatically convert to Class A shares at approximately eight years after purchase. All returns for Class B shares for periods greater than eight years reflect this conversion.

Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares	0.02%	1.22%	1.45%	–

Class B Shares	-5.00%	0.53%	1.06%	–

Class C Shares	0.02%	1.22%	1.45%	–

Class I Shares	0.02%	1.22%	–	1.82%	10/19/2004

Lipper Average

Lipper U.S. Government Money Market Fund Average (reflects no deduction for fees, expenses, or taxes)	0.01%	1.22%	1.50%	1.81%	10/31/2004*

*	Corresponds with Class I period shown.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. Class I shares are only available for purchase by Lord Abbett and its affiliates, including Lord Abbett sponsored employee benefit plans.

Investment Minimums — Initial/Additional Investments

Class	A and C	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A

Invest-A-Matic Accounts	$250/$50	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A

Initial Investment Minimums — by Exchange or Dividend Reinvestment

Class	A, B and C

Regular Account	$1,000

IRAs	$250

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

TAX INFORMATION

The Fund’s distributions, if any, generally are taxable to you as ordinary income and also may be subject to state and local taxes. Certain taxes on distributions may not apply to tax exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. These securities are commonly known as money market instruments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a money market fund that attempts to manage its portfolio to maintain a stable share price of $1.00 in accordance with strict rules of the SEC. To pursue its objective, under normal conditions, the Fund invests substantially all of its assets in:

•

U.S. government securities, which include securities issued or guaranteed by the U.S. government or its agencies, or by various instrumentalities that have been established or sponsored by the U.S. government (collectively, “government-sponsored enterprises”). Such government-sponsored enterprises include, but are not limited to, the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks (the “FHLBanks”), the Federal Agricultural Mortgage Corporation (“Farmer Mac”), and the Federal Farm Credit Banks Funding Corporation (the “Federal Farm Credit Banks”). The Fund may invest substantially in securities issued by government-sponsored enterprises that are not unconditionally guaranteed by the full faith and credit of the U.S. government; and

•	Repurchase agreements that are collateralized by the securities described above.

To meet liquidity requirements, the Fund will normally maintain at least 10% of its total assets in a combination of (i) direct obligations of the U.S. Government, (ii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day, and (iii) cash. The Fund may

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

hold cash to meet this requirement, while looking for suitable investment opportunities. The Fund will maintain a dollar-weighted average portfolio maturity of 60 calendar days or less.

The Fund seeks to remain fully invested in accordance with its investment objective. In response to adverse economic, market or other unfavorable conditions, however, the Fund may invest its assets in cash or cash equivalents in a temporary defensive manner. The Fund may also increase its investments in cash or cash equivalents in unusual circumstances, such as unusually large cash inflows (whether through the purchase of Fund shares or the sale of securities) or anticipated increase in redemptions, or to satisfy other liquidity requirements.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

PRINCIPAL RISKS

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Interest Rate Risk: A rise in prevailing interest rates generally will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of the Fund, the more sensitive its price is to a rise in interest rates. The Fund’s yield may vary in response to changes in interest rates and other market factors. During periods when the Fund holds low-yielding securities, the Fund may have little or no net investment income and the Fund’s yield may decline substantially.

•

Credit Risk: Many securities in which the Fund invests are not supported by the full faith and credit of the U.S. government, even though they are issued by government-sponsored enterprises. This means that the U.S. government is not legally required to pay principal and interest to the Fund when these securities mature. For example, Ginnie Mae securities are backed by the full faith and credit of the U.S. government, while Fannie Mae, Freddie Mac,

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

Farmer Mac, FHLBank, and Federal Farm Credit Banks securities are not. There can be no assurance that the U.S. government will provide financial support to government-sponsored enterprises if it is not legally required to do so. In these situations, the Fund is exposed to the credit risk of the issuing government- sponsored enterprise, which may fail to make timely payments of principal or interest, or may default on such payments.

•

Mortgage-Related Securities Risk: The mortgage-related securities in which the Fund invests may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults, and changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate will thus affect the price and volatility of a mortgage-related security. The value of some mortgage-related securities may fluctuate in response to the market’s perception of the creditworthiness of the government-sponsored enterprises that issue them.

•

Issuer Concentration Risk: Because the Fund may invest most of its assets in securities issued or guaranteed by a small number of government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, it may be more exposed to developments affecting an individual government- sponsored enterprise than a fund that invests more widely. For example, political or legislative developments could foreclose the possibility of U.S. Government support of the obligations of a particular government-sponsored enterprise, exposing the Fund to increased credit and mortgage-related securities risks.

•

Repurchase Agreement Risk: If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

•

Portfolio Management Risk: The strategies used by the Fund’s portfolio managers and their security selections may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

•

Temporary or Defensive Investments: The Fund seeks to remain fully invested in accordance with its investment objective. To respond to adverse economic, market, political or other conditions that are unfavorable for investors, however, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash or cash equivalents. The Fund also may hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord, Abbett & Co. LLC (“Lord Abbett”).

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately $123.6 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including $1.6 billion for which Lord Abbett provides investment models to managed account sponsors as of August 31, 2012.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly at the following annual rate:

0.50% on the first $250 million of average daily net assets;
0.45% on the next $250 million of average daily net assets; and
0.40% on average daily net assets over $500 million.

For the fiscal year ended June 30, 2012, the effective annual rate of the fee paid to Lord Abbett, after taking into account Lord Abbett’s voluntary fee waiver was 0.00% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett. In addition, Lord Abbett provides

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is generally available in the Fund’s semiannual report to shareholders for the six month period ending December 31.

INFORMATION ABOUT THE AVAILABILITY OF CLASS B SHARES

The Fund’s Class B shares are not available for purchase by new or existing shareholders. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as described in each Lord Abbett Fund prospectus. New or additional investments in Class B shares, however, are not permitted. Upon reinvestment of dividends or an exchange, all Class B share attributes, as applicable, including the 12b-1 fee and conversion features, and CDSC continue to apply.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different expenses, eligibility requirements, dividends, and yields. Although the Fund has no front-end sales charge on purchases of its shares, the Fund does have a CDSC for Class B shares and a CDSC may be imposed for Class A and C shares in certain cases, as described below.

You may purchase shares at the NAV per share next determined after we receive your purchase order submitted in proper form. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

Class A Shares

Availability	Purchased directly or acquired by exchange

Front-End Sales Charge	None

CDSC

Class A shares of the Fund that were obtained in exchange for Class A shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year period has expired or a CDSC waiver applies.

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances.

Distribution and Service (12b-1) Fee(1)	0.75% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.75%

Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(3)

Exchange Privilege(2)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Purchased directly or acquired by exchange

Front-End Sales Charge	None

CDSC

Class C shares of the Fund that were obtained in exchange for Class C shares of another Lord Abbett Fund that were subject to a CDSC of 1.00% at the time of exchange are subject to a CDSC unless the one-year period has expired or a CDSC waiver applies.

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class C shares of most Lord Abbett Funds

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(1)	None

Conversion	None

Exchange Privilege(2)	Class I shares of most Lord Abbett Funds

(1)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A shares, 0.15%; for Class B shares, 0.75%; and for Class C shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The Board has not authorized the activation of the 12b-1 fees for Class A shares or Class C shares. The 12b-1 plan does not permit any payments for Class I shares.

(2)	Ask your financial intermediary about the Lord Abbett Funds available for exchange. Please refer to the section entitled “Exchanges” for further details.
(3)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. Class I shares are only available for purchase by Lord Abbett and its affiliates, including Lord Abbett sponsored employee benefit plans.

Investment Minimums — Initial/Additional Investments

Class	A and C	I

General and IRAs without Invest-A-Matic Investments	$1,000/No minimum	N/A

Invest-A-Matic Accounts	$250/$50	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A

Initial Investment Minimums — by Exchange or Dividend Reinvestment

Class	A, B and C

Regular Account	$1,000

IRAs	$250

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

Additional Information about the Availability of Class I Shares. Class I shares of the Fund are available only to Lord Abbett and its affiliates, including Lord Abbett sponsored employee benefit plans.

SALES CHARGES

CDSC. Regardless of share class, the CDSC is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. The CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gains (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

Class A and Class C Share CDSC. If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the 1.00% CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC declines the longer you own your shares, according to the following schedule:

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class I Shares. Class I shares are not subject to a CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

CDSC Waivers. The CDSC generally will not be assessed on Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

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MONEY MARKET FUND

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Internal Revenue Code of 1986	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund currently is not making 12b-1 fee payments with respect to Class A and C shares under its Rule 12b-1 plan because the Board has not authorized the activation of the 12b-1 fees for Class A

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MONEY MARKET FUND

and Class C shares. The Fund periodically pays Lord Abbett Distributor an annual distribution fee of 0.75% of the average daily net assets of Class B shares under its Rule 12b-1 plan.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares

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MONEY MARKET FUND

available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other

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MONEY MARKET FUND

relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett, Lord Abbett Distributor or the Fund, as well as about fees and/or commissions it charges.

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MONEY MARKET FUND

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications, purchase, exchange or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Any class of shares of the Fund may be acquired by exchange from shares of the same class of any other Lord Abbett Fund. Class A, C and I shares of the Fund may also be purchased directly. Direct purchases of Class B shares of the Fund are not permitted.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

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MONEY MARKET FUND

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Proper Form. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and proper form of payment.

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase order in proper form. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

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MONEY MARKET FUND

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the eligible fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. The Lord Abbett Fund into which you are exchanging may impose sales charges and/or 12b-1 distribution and/or service fees depending on which share class you purchase. You should read the current prospectus for any fund into which you are exchanging. Moreover, any time accrued owning Class A or Class C shares of the Money Market Fund will be ignored for purposes of determining any payable CDSC with respect to shares acquired through an exchange.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. If you are redeeming shares held through a retirement and benefit plan, you may be required to provide the Fund with certain documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

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MONEY MARKET FUND

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

•

Checkwriting. You may write checks against your account for a minimum of $500 up to a maximum of $5 million. A check drawn on an account will be honored based only on those shares in the account on which the check is drawn. This method of redeeming shares is only available, however, if you have fully completed the application.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an eligible guarantor. Certain other legal documentation may be required. For more information regarding proper documentation please call 888-522- 2388.

•

Redemptions by Wire. In order to receive the proceeds of redemptions by wire, the Fund’s transfer agent must have the wiring instructions on file. To verify that this feature is in place, call 888-522-2388. Minimum wire amount for redemptions is $1,000. Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day (or thereafter as permitted by law).

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. Under unusual circumstances, the Fund may postpone payment for more than seven days or suspend redemptions, to the extent permitted by law.

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MONEY MARKET FUND

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered.

You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

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MONEY MARKET FUND

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic* (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any eligible Lord Abbett Fund ($50 minimum).

*

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC (if applicable in the case of Class C shares) will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

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MONEY MARKET FUND

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form. In calculating NAV, securities are valued at cost plus (minus) amortized discount (premium), if any, pursuant to regulatory requirements applicable to money market funds.

Excessive Trading and Market Timing. The Fund has not adopted policies and procedures that are designed to prevent or stop excessive, short-term or market timing trading practices (“frequent trading”). The Fund, like other money market funds, is designed to be used by investors for cash management purposes or as a short-term investment vehicle. Money market funds seek to maintain a stable share price regardless of fluctuations in market prices. Therefore, money market funds themselves generally are not subject to market timing. However, to the extent that there is frequent trading, it may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in managing its investments because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

Other funds in the Lord Abbett Family of Funds have adopted policies and procedures that are designed to identify and prevent or stop frequent trading. If you plan to exchange your Fund shares for shares of another Lord Abbett Fund, please read the prospectus of the other fund.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information

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MONEY MARKET FUND

within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,000. Subject to the approval of the Fund’s Board, the Fund may redeem your account (without charging a CDSC) if the net asset value of your account falls below $1,000. The Fund will provide you with at least 60 days prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

DISTRIBUTIONS AND TAXES

The Fund normally declares dividends from its net investment income daily (if any) and pays such dividends monthly. If the net investment income of a class is negative on any day, the Fund will not pay a dividend on the class on that day and may resume paying dividends only when, on a future date, the undistributed net investment income of the class is positive. The Fund pays distributions of short-term capital gains (if any) annually. The Fund does not expect to make any distributions of long-term capital gains to shareholders.

For U.S. federal income tax purposes, any distributions of dividends from net investment income and short-term capital gains are taxable as ordinary income to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

Sales, redemptions and exchanges of Fund shares are taxable events for shareholders that are subject to tax, but generally will not result in taxable gain or loss as long as the Fund successfully maintains a constant NAV of $1.00 per share. A loss may occur, however, if a CDSC is imposed in connection with a redemption or exchange of Fund shares.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains (if any) attributable to the sale, redemption or exchange of Fund shares.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold “backup withholding” tax from your distributions, sale proceeds and any other payments to you. The current backup withholding rate is 28% for amounts paid by the Fund on or before December 31, 2012 but is scheduled to rise to 31% for amounts paid by the Fund after such date, unless tax legislation is enacted providing otherwise.

Certain tax reporting information concerning the tax treatment of Fund distributions will be provided to shareholders each year. Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, local and foreign tax rules that apply to you as well as the tax consequences of gains or losses from the sale, redemption or exchange of your shares.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the 2012 annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Financial Highlights

	Class A Shares

	Year Ended 6/30
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:

Net investment income(a)	– (b)	– (b)	– (b)	.01	.03

Net realized gain	– (b)	–	–	–	–

Total from investment operations	– (b)	– (b)	– (b)	.01	.03

Distributions to shareholders from:

Net investment income	– (b)	– (b)	– (b)	(.01)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	.02%	.02%	.02%	.59%	3.21%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.06%	.14%	.13%	.51%	.70%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.06%	.14%	.13%	.51%	.70%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.68%	.76%	.79%	.90%

Net investment income	.02%	.02%	.02%	.53%	3.15%

Supplemental Data:

Net assets, end of year (000)	$538,523	$539,205	$498,657	$536,755	$425,473

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Financial Highlights (continued)

	Class B Shares

	Year Ended 6/30
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:

Net investment income(a)	–	–	–	– (b)	.02

Net realized gain	– (b)	–	–	–	–

Total from investment operations	– (b)	–	–	– (b)	.02

Distributions to shareholders from:

Net investment income	–	–	–	– (b)	(.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	.00%	.00%	.00%	.26%	2.44%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.08%	.16%	.15%	.80%	1.45%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.08%	.16%	.15%	.80%	1.45%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	1.41%	1.43%	1.51%	1.54%	1.66%

Net investment income	.00%	.00%	.00%	.19%	2.24%

Supplemental Data:

Net assets, end of year (000)	$16,456	$23,172	$33,210	$56,243	$39,283

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Financial Highlights (continued)

	Class C Shares

	Year Ended 6/30
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:

Net investment income(a)	– (b)	– (b)	– (b)	.01	.03

Net realized gain	– (b)	–	–	–	–

Total from investment operations	– (b)	– (b)	– (b)	.01	.03

Distributions to shareholders from:

Net investment income	– (b)	– (b)	– (b)	(.01)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	.02%	.02%	.02%	.59%	3.21%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.06%	.14%	.13%	.50%	.70%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.06%	.14%	.13%	.50%	.70%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.68%	.76%	.79%	.91%

Net investment income	.02%	.02%	.02%	.44%	2.92%

Supplemental Data:

Net assets, end of year (000)	$45,710	$38,965	$45,310	$56,597	$27,276

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES MONEY MARKET FUND

Financial Highlights (concluded)

	Class I Shares

	Year Ended 6/30
	2012	2011	2010	2009	2008

Per Share Operating Performance

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Investment operations:

Net investment income(a)	– (b)	– (b)	– (b)	.01	.03

Net realized gain	– (b)	–	–	–	–

Total from investment operations	– (b)	– (b)	– (b)	.01	.03

Distributions to shareholders from:

Net investment income	– (b)	– (b)	– (b)	(.01)	(.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(c)	.02%	.02%	.02%	.59%	3.21%

Ratios to Average Net Assets:

Expenses, excluding expense reductions and including management fee waived and expenses reimbursed	.06%	.14%	.13%	.52%	.70%

Expenses, including expense reductions, management fee waived and expenses reimbursed	.06%	.14%	.13%	.52%	.70%

Expenses, excluding expense reductions, management fee waived and expenses reimbursed	.66%	.68%	.76%	.79%	.90%

Net investment income	.02%	.02%	.02%	.58%	3.12%

Supplemental Data:

Net assets, end of year (000)	$12,219	$9,846	$8,921	$10,689	$10,925

(a)	Calculated using average shares outstanding during the year.

(b)	Amount is less than $.01.

(c)	Total return assumes the reinvestment of all distributions.

PROSPECTUS – U.S. GOVERNMENT & GOVERNMENT SPONSORED ENTERPRISES
MONEY MARKET FUND

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The reports are available, free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett U.S. Government & Government Sponsored
Enterprises Money Market Fund, Inc.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LAMM-1 (11/12)

Investment Company Act File Number: 811-02924

LORD ABBETT

Statement of Additional Information	November 1, 2012

Lord Abbett U.S. Government & Government
Sponsored Enterprises Money Market Fund

CLASS	TICKER	CLASS	TICKER
A	LACXX	C	LCCXX
B	LABXX	I	LAYXX

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your financial intermediary or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (the “Fund”), dated November 1, 2012. Certain capitalized terms used throughout this SAI are defined in the prospectus.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 888-522-2388. The Fund’s audited financial statements are incorporated into this SAI by reference to the Fund’s 2012 annual report. The Fund’s annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

	TABLE OF CONTENTS	PAGE

1.	Fund History	1-1

2.	Investment Policies	2-1

3.	Management of the Fund	3-1

4.	Control Persons and Principal Holders of Securities	4-1

5.	Investment Advisory and Other Services	5-1

6.	Brokerage Allocations and Other Practices	6-1

7.	Classes of Shares	7-1

8.	Purchases, Redemptions, Pricing, and Payments to Dealers	8-1

9.	Taxation of the Fund	9-1

10.	Underwriter	10-1

11.	Financial Statements	11-1

Appendix A -	Fund Portfolio Information Recipients	A-1

1.
Fund History

The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Act”). The Fund was organized as a Maryland corporation on May 9, 1979. The Fund has 3,000,000,000 shares of authorized capital stock consisting of four classes (A, B, C, and I), par value $.001 per share. The Fund’s Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the classes from time to time. Class A and C shares may be purchased directly and may be acquired in exchange for shares of the same class of another Lord Abbett-sponsored fund. Class B shares may be acquired only in exchange for shares of the same class of another Lord Abbett-sponsored fund or through reinvestment of dividends. Class I shares of the Fund are neither offered to the general public nor available in all states. As of the date of this SAI, Class I shares of the Fund are only offered to participants in the Lord Abbett 401(k) Profit Sharing Plan. In the future, Class I shares may be offered to other investors. Effective September 28, 2007, Class Y shares of the Fund were renamed Class I.

As described in the prospectus under the section “Information About the Availability of Class B Shares,” the Fund no longer makes its Class B shares available for purchase by new or existing investors. Class B shares have been issued only in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

1-1

2.
Investment Policies

Fundamental Investment Restrictions. The Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 The Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

The Fund may not:

(1)

borrow money, except that (i) the Fund may borrow from banks (as defined in the Act)[2] in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; [3]

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);[4]

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)

make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)

buy or sell real estate, although the Fund may buy short-term securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, nor may the Fund buy or sell commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6)

with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than 5% of the Fund’s gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(7)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding U.S. Government securities as described in the Fund’s prospectus);

(8)	issue senior securities to the extent such issuance would violate applicable law;[5] or

(9)	buy common stocks or other voting securities.

[1]

A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2]	The term “bank” is defined in Section 2(a)(5) of the Act.
[3]

U.S. Securities and Exchange Commission (“SEC”) staff guidance currently prohibits the Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4]

Current federal securities laws prohibit the Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with the Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

[5]

Current federal securities laws prohibit the Fund from issuing senior securities (which generally are defined as securities representing indebtedness) except that the Fund may borrow money from banks in amounts of up to 33 1/3% of its total assets.

2-1

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Fund must comply on a continuous basis.

Non-Fundamental Investment Restrictions. In addition to the Fund’s investment objective and the fundamental investment restrictions above that cannot be changed without shareholder approval, the Fund also is subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)

invest knowingly more than 5% of its total assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933, determined by Lord Abbett to be liquid, subject to the oversight of the Board (in accordance with currently applicable Securities and Exchange Commission (“SEC”) requirements);

(3)	invest in the securities of other investment companies except as permitted by applicable law;

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund’s total assets (included within such limitation, but not to exceed 2% of the Fund’s total assets, are warrants which are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund’s prospectus and SAI, as they may be amended from time to time; or

(6)	buy from or sell to any of the Fund’s officers, directors, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than shares of the Fund.

Compliance with these non-fundamental investment restrictions will be determined at the time of the purchase or sale of the security except in the case of the second and fourth non-fundamental investment restrictions, with which the Fund must comply at the time of purchase. The Fund will not be required to sell illiquid securities if it exceeds the 5% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

In accordance with Rule 2a-7 under the Act (“Rule 2a-7”), and notwithstanding the investment restrictions above, the Fund:

•

will not acquire any security other than a Daily Liquid Asset, as that term is defined in Rule 2a-7, if, immediately after the acquisition, the Fund would have invested less than 10% of its total assets in Daily Liquid Assets;

•

will not acquire any security other than a Weekly Liquid Asset, as that term is defined in Rule 2a-7, if, immediately after the acquisition, the Fund would have invested less than 30% of its total assets in Weekly Liquid Assets;

•	will not maintain a weighted average life (determined without reference to the exceptions in paragraph (d) of Rule 2a-7 regarding interest rate readjustments) that exceeds 120 calendar days; and

•

will not acquire any security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund (an “Illiquid Security”) if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in Illiquid Securities.

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that the Fund may use and some of the risks associated with some investments and techniques. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary

2-2

over time. The Fund may use each of the investments and techniques described below at all times, at some times, or not at all.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities issued or guaranteed by the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest) and other transaction costs. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

Repurchase agreements are considered a form of lending under the Act. A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund’s investment restriction on illiquid securities.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord, Abbett & Co. LLC (“Lord Abbett”), as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

U.S. Government Money Market Securities. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness that are issued or guaranteed as to principal or interest by the U.S. Treasury. Such securities have historically involved little risk of loss of principal if held to maturity; however, they are subject to other risks. In particular, the value of such securities, like the value of fixed income securities generally, may fluctuate during periods of changing interest rates, and the Fund could incur a capital loss upon their sale.

Securities of Government Sponsored Enterprises. The Fund invests extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”), Federal Agricultural Mortgage Corporation (“Farmer Mac”), and Federal Farm Credit Bank. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHLBanks are federally chartered public corporations. The FHLBanks are owned by their member financial institutions.

Although Fannie Mae, Freddie Mac, Farmer Mac, Federal Farm Credit Bank, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not supported by the full faith and credit of the U.S. Government. The value of such securities therefore may vary with the changing prospects of future support from the U.S. Government, as reflected in anticipated legislative or political developments. In the absence of support from the U.S. Government, money market fixed income securities, including asset-backed securities that may have diminished collateral protection from underlying mortgages or other assets, are subject to the risk of default. Although such securities commonly provide the Fund with a higher yield than direct U.S. Treasury obligations, they are also subject to the risk that the Fund will fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss upon their sale.

Like most fixed income securities, the value of the money market instruments held by the Fund generally will fall when interest rates rise. In the case of a security that is issued or guaranteed by a government-sponsored enterprise and backed by mortgages or other instruments with prepayment or call features, rising interest rates may cause

2-3

prepayments to occur at a slower-than-expected rate, reducing the security’s value. In contrast, falling interest rates may cause prepayments to occur at a faster-than-expected rate, depriving the Fund of income payments above market rates prevailing at the time of the prepayment. In 2008, the Federal Housing Finance Agency (the “FHFA”) placed each of Fannie Mae and Freddie Mac in conservatorship. With this action, the FHFA dismissed the chief executive officer and all the directors of each organization, and took over management. In its role as conservator of each of Fannie Mae and Freddie Mac, the FHFA obtained future support and capital investments from the U.S. Treasury, and in exchange the U.S. Treasury became a large shareholder. The FHFA took these actions largely to provide stronger backing for the holders of mortgage-backed securities, senior debt and subordinated debt. There is no assurance, however, that such measures will remain effective. The FHFA’s conservatorship and the U.S. Treasury’s support and investment are subject to change or withdrawal.

Money Market Securities Issued Under the FDIC’s Temporary Liquidity Guarantee Program. The Fund may invest in short-term securities that are guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) under its Temporary Liquidity Guarantee Program. Under this program, the FDIC, with the full faith and credit of the U.S. government, guarantees, through the earlier of the maturity date of the instrument or December 31, 2012, the payment of principal and interest on debt issued by private entities. These privately issued securities generally are subject to the risks described under “U.S. Government Money Market Securities” above. The interest on such securities may be subject to state and local income taxes.

Non-Government Money Market Securities. Although it does not currently intend to do so, the Fund may invest in securities other than Government Securities, provided that such securities are eligible for purchase under the rules governing money market funds. These investments include certificates of deposit, time deposits, bankers’ acceptances, commercial paper, and other short-term corporate debt securities. The value of such securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.

Temporary Defensive Investments. As described in the prospectus, the Fund may temporarily invest all or substantially all of its assets in cash or cash equivalents to respond to adverse economic, market, or other unfavorable conditions, or under other unusual circumstances.

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Fund’s portfolio holdings available to the general public at www.lordabbett.com. Lord Abbett generally makes holdings information for the Fund publicly available one day after the reporting period. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Fund’s portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Fund;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•

Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Fund, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Fund’s officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the

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Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Fund’s compliance program.

Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement). The sole exception relates to SG Constellation, LLC (“SGC”), which provides financing for the distribution of the Fund’s Class B shares. The fees payable to SGC are based in part on the value of the Fund’s portfolio securities. To reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Lord Abbett Funds) and may engage in certain hedging transactions based on this information. However, SGC will not engage in transactions based solely on the Fund’s portfolio holdings.

Neither the Fund nor Lord Abbett or any of their affiliates receives any compensation for disclosing information about the Fund’s portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Fund’s portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Fund and therefore may disclose information about their own portfolio holdings information more frequently than the Fund discloses information about its portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Fund, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Fund’s portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

The Board also reviews the Fund’s policies and procedures governing these arrangements on an annual basis. These policies and procedures may be modified at anytime with the approval of the Board.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

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3.
Management of the Fund

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As generally discussed in the Fund’s semiannual report to shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Board Leadership Structure
The Board currently has nine Directors, seven of whom are persons who are not “interested persons” of the Fund, sometimes referred to as independent directors/trustees or Independent Directors. Robert S. Dow, formerly Senior Partner of Lord Abbett, serves as the Chairman of the Board and E. Thayer Bigelow serves as the Board’s Lead Independent Director. The Lead Independent Director’s role is to serve as a liaison between the Independent Directors and Lord Abbett and act as chairperson of meetings of the Independent Directors and of the Nominating and Governance and Contract Committees, among other things. The Lead Independent Director speaks separately with the Chief Compliance Officer on a quarterly basis, or more frequently as needed, to discuss compliance matters. The Lead Independent Director also meets regularly with the Secretary of the Lord Abbett Funds to discuss, review, and revise, as necessary the agenda for meetings of the Board and any related matters.

The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Dow’s long tenure with Lord Abbett, familiarity with the Fund’s business and affairs, and regular interactions with the Lead Independent Director. The Board believes that its leadership structure promotes the efficient and orderly flow of information from management to the Independent Directors and otherwise enhances the effectiveness of the Board’s oversight role.

The Board generally meets eight times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Directors also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised of solely Independent Directors. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Fund’s business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Directors of the Fund and the directors/trustees of all other Lord Abbett-sponsored funds.

Interested Directors

The following Directors are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series. Ms. Foster also serves as an officer of each of those funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1989 and Chairman since 1996

Principal Occupation: Formerly was Senior Partner of Lord Abbett (2007–2012), Managing Partner (1996–2007) and Chief Investment Officer (1995–2007), joined Lord Abbett in 1972.
Other Directorships: None.

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Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors
The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).
Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010) and Adelphia Communications Inc. (2003–2007).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).
Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).
Other Directorships: Currently serves as director of Lend Lease Corporation Limited (since 2006), and WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004–2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).
Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).
Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004–2010).

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Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).
Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of Synageva BioPharma Corp., a biopharmaceutical company (2009–201l), and ViaCell, Inc. (2003–2007).

Officers
None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 1997	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Robert A. Lee (1969)	Executive Vice President	Elected in 2000	Partner and Director, joined Lord Abbett in 1997.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

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Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Kewjin Yuoh (1971)	Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003–2010).

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Qualifications of Directors/Trustees
The individual qualifications for each of the directors/trustees and related biographical information are noted below. These qualifications led to the conclusion that each should serve as a director/trustee for the Funds, in light of the Funds’ business and structure. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;

•

Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Director, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Fund;

•	Understanding and appreciation of the important role occupied by an Independent Director in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision making process for the Fund, including appropriate interpersonal skills to work effectively with other Independent Directors;

•	Desire and availability to serve as an Independent Director for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Director; and

•	Diversity of background.

Interested Directors/Trustees:

•

Robert S. Dow. Board tenure with the Lord Abbett Family of Funds (since 1989), chief investment officer experience, financial services industry experience, chief executive officer experience, corporate governance experience, service on the Investment Company Institute’s executive committee and board of governors, and civic/community involvement.

•

Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, and civic/community involvement.

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Independent Directors/Trustees:

•

E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•

Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•

Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Thomas J. Neff. Board tenure with the Lord Abbett Family of Funds (since 1982), executive recruiting and consulting experience, chief executive officer experience, corporate governance experience, service in academia, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

Committees
The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

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Committee	Committee Members	Number of Meetings Held During the 2012 Fiscal Year	Description
Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James L.L. Tullis	5

The Audit Committee comprises solely directors/trustees who are not “interested persons” of the Fund. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Julie A. Hill Franklin W. Hobbs Thomas J. Neff	3

The Proxy Committee comprises at least two directors/trustees who are not “interested persons” of the Fund, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Directors. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Thomas J. Neff James L.L. Tullis	4

The Nominating and Governance Committee comprises all directors/trustees who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Thomas J. Neff James L.L. Tullis	4

The Contract Committee comprises all directors/trustees who are not “interested persons” of the Fund. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and the Fund’s portfolio.

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Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Fund, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Fund. The Board oversees the Fund’s risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Fund, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Fund and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board at least quarterly regarding compliance matters for the Fund, Lord Abbett, and the Fund’s service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Fund. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Fund’s Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Fund’s portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Fund and the investment risks assumed by the Fund to achieve that performance.

While Lord Abbett (and the Fund’s service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Fund. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Fund can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Compensation Disclosure
The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Fund for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of each director/trustee. No interested director/trustee of the Lord Abbett-sponsored funds, and no officer of the Fund, received any compensation from the Fund for acting as an interested director/trustee or officer.

Name of Director/Trustee	For the Fiscal Year Ended June 30, 2012 Aggregate Compensation Accrued by the Fund[1]	For the Year Ended December 31, 2011 Total Compensation Paid by the Fund and Twelve Other Lord Abbett-Sponsored Funds[2]
E. Thayer Bigelow	$2,643	$278,000
Robert B. Calhoun, Jr.	$2,530	$272,000
Evelyn E. Guernsey	$2,376	$253,000
Julie A. Hill	$2,228	$244,000
Franklin W. Hobbs	$2,251	$247,000
Thomas J. Neff	$2,309	$248,000
James L.L. Tullis	$2,361	$249,000

[1]

Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of the Fund. A portion of the fees payable by the Fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts for Mr. Bigelow, Mr. Calhoun, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. Neff, and Mr. Tullis are $220, $2,530, $220, $648, $2,251, $220 and $220, respectively.

[2]

The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2011, including fees directors/trustees have chosen to defer.

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The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Fund and the other Lord Abbett-sponsored funds as of December 31, 2011. The amounts shown include deferred compensation to the directors/trustees (including interest) deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Name of Director/Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds

Interested Directors/Trustees:
Robert S. Dow	Over $100,000	Over $100,000
Daria L. Foster	Over $100,000	Over $100,000
Independent Directors/Trustees:
E. Thayer Bigelow	$1 - $10,000	Over $100,000
Robert B. Calhoun, Jr.	$1 - $10,000	Over $100,000
Evelyn E. Guernsey	$1 - $10,000	$10,001-$50,000
Julie A. Hill	$1 - $10,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	Over $100,000
Thomas J. Neff	$1 - $10,000	Over $100,000
James L.L. Tullis	$1 - $10,000	Over $100,000

Code of Ethics

The directors, trustees and officers of the Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund’s, Lord Abbett’s, and Lord Abbett Distributor’s Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors/trustees of each Lord Abbett-sponsored fund to the extent contemplated by the Act and recommendations of the Advisory Group.

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4. Control Persons and Principal Holders of Securities

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of October 1, 2012, to the best of our knowledge, no record holders held 25% or more of the Fund’s outstanding shares.

As of October 1, 2012, to the best of our knowledge, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of the specified class of the Fund’s outstanding shares are listed as follows:

Name and Address of Beneficial Owner	Class	Percent of Class

Edward Jones & Co. Shareholder Accounting 201 Progress Parkway Maryland Heights, MO 63043	Class A Class B Class C	11.67% 12.88% 6.31%
Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	Class A	9.40%
Lord Abbett Distributor LLC 90 Hudson Street Jersey City, NJ 07302	Class A	9.23%
Special Custody Account for Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	Class B Class C	6.29% 7.79%
Morgan Stanley Smith Barney Harborside Financial Center Plaza II, Floor 3 Jersey City, NJ 07311	Class C	5.59%
MLPF&S for the Sole Benefit of its Customers 4800 Deer Lake Drive East Floor 3 Jacksonville, FL 32246	Class I	100%

As of October 1, 2012, the Fund’s officers and directors, as a group, owned less than 1% of each class of the Fund’s outstanding shares.

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5. Investment Advisory and Other Services

Investment Adviser

As described under “Management and Organization of the Fund” in the prospectus, Lord Abbett is the Fund’s investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Fund, Lord Abbett is entitled to an annual management fee based on the Fund’s average daily net assets. The management fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The management fee is accrued daily and payable monthly at the following annual rate:

0.50% on the first $250 million of average daily net assets;
0.45% on the next $250 million of average daily net assets; and
0.40% of the Fund’s average daily net assets over $500 million.

The management fees paid to Lord Abbett by the Fund for the last three fiscal years ended June 30th were:

Year Ended June 30, 2012
Gross Management Fees	Management Fees Waived	Net Management Fees
$3,120,492	$3,120,492	$0

Year Ended June 30, 2011
Gross Management Fees	Management Fees Waived	Net Management Fees
$2,799,415	$2,799,415	$0

Year Ended June 30, 2010
Gross Management Fees	Management Fees Waived	Net Management Fees
$2,791,572	$2,791,572	$0

Lord Abbett has voluntarily agreed to waive a portion of the Fund’s management fee and administrative services fee and, if necessary, reimburse expenses to the extent necessary so Class A, C, and I shares maintain at least a 0.02% annualized distribution yield, and Class B shares maintain at least a 0.00% annualized distribution yield. Lord Abbett may stop or change the level of the voluntary waiver/reimbursement at any time.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%. The administrative services fee is allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class.

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The administrative services fees paid to Lord Abbett by the Fund for the last three fiscal years ended June 30th were as follows:

2012	2011	2010
$274,549	$242,441	$241,657

Principal Underwriter
Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is the Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s net asset value (“NAV”).

Transfer Agent
DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund and must be approved at least annually by the Board to continue in such capacity. Deloitte & Touche LLP performs audit services for the Fund, including the examination of financial statements included in the Fund’s annual report to shareholders.

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6. Brokerage Allocations and Other Practices

The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities. The Fund usually will not pay brokerage commissions for such purchases, and no brokerage commissions have been paid over the last three fiscal years. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer’s markup. Decisions as to the purchase and sale of portfolio securities are made by Lord Abbett. Normally, the selection is made by traders, who may be officers of the Fund and are also employees of Lord Abbett. They do the trading as well for other accounts--investment companies and other clients--managed by Lord Abbett. They are responsible for obtaining best execution.

The Fund’s policy is to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns, consistent with obtaining best execution. This policy governs the selection of dealers. No commitments are made regarding the allocation of brokerage business to or among broker-dealers.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to the Fund.

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7.
Classes of Shares

The Fund offers investors different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule 18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors/trustees from the separate voting requirements.

The Fund’s By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

Conversions of Class B Shares. The conversion of Class B shares after approximately the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service (the “IRS”), or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative NAV of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class I Shares. If you buy Class I shares, you pay no sales charges or 12b-1 service or distribution fees.

Rule 12b-1 Plan. The Fund has adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Fund’s share classes except Class I shares (the “Plan”). The principal features of the Plan are described in the prospectus; however, this SAI contains additional information that may be of interest to investors. The Plan is a compensation plan, allowing each applicable class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares. These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to authorized institutions in connection with sales of shares and/or servicing of accounts of shareholders holding shares; (b) providing continuing information and investment services to shareholder accounts not serviced by authorized institutions receiving a service fee from Lord Abbett Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the shares; and (c) otherwise rendering service to the Fund, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each applicable class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Under the Plan, each applicable class compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the applicable Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under the Plan, as described in the prospectus, for payments to

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dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

The Fund currently is not making payments of 12b-1 fees under the Plan as to Class A shares or Class C shares. The Fund is making annual distribution fee payments under the Plan (0.75% of the average daily NAV of the Class B shares) as to Class B shares. The amounts paid by Class B shares of the Fund to Lord Abbett Distributor pursuant to the Plan for Class B shares for the fiscal year ended June 30, 2012 totaled $161,690. Lord Abbett Distributor forwarded such amounts as payments to dealers and other agents under the Plan.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors/trustees including a majority of the directors/trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors/trustees including a majority of the directors/trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. As long as the Plan is in effect, the selection or nomination of independent directors/trustees is committed to the discretion of the independent directors/trustees.

One Director, Evelyn E. Guernsey, may be deemed to have an indirect financial interest in the operation of the Plan. Ms. Guernsey, an Independent Director/Trustee of the Fund, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive 12b-1 fees from the Fund and/or other Lord Abbett Funds.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the Financial Industry Regulatory Authority, Inc. The Plan terminates automatically if it is assigned. In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the independent directors/trustees or by vote of a majority of the outstanding voting securities of the applicable class.

Contingent Deferred Sales Charge (“CDSC”). If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC.

In no event will the amount of the CDSC exceed the applicable percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) of the lesser of (i) the NAV of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). The CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions. As discussed in the Fund’s prospectus, certain types of redemptions may qualify for a CDSC waiver. In determining whether a CDSC is payable, (i) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (ii) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Eligible Mandatory Distributions. If Class A, B, or C shares represent a part of an individual’s total IRA or 403(b) investment, the CDSC for the applicable share class will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the investment in that class bears to the total investment.

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8.
Purchases, Redemptions, Pricing, and Payments to Dealers

Pricing of Fund Shares. Information concerning how we value Fund shares is contained in the prospectus under “Account Services and Policies – Pricing of Fund Shares.”

Under normal circumstances, we calculate the NAV per share for each class of the Fund as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets of the class by the number of shares of the class outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays -- New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

We attempt to maintain a NAV of $1.00 per share for all classes for purposes of sales and redemptions, but there is no assurance that we will be able to do so. Our Board has determined that it is in the best interests of the Fund and its shareholders to value our portfolio securities under the amortized cost method of securities valuation pursuant to Rule 2a-7 under the Act so long as that method fairly reflects the Fund’s market-based NAV. Rule 2a-7 contains certain maturity, diversification, quality and liquidity requirements that apply to any fund employing the amortized cost method in reliance on the Rule and to any registered investment company which, like the Fund, holds itself out as a money market fund.

Dividends. For each class, net income, if any, will be declared as a dividend daily and payable monthly. Net income consists of (1) all interest income and discount earned (including original issue discount and market discount) less (2) a provision for all expenses, including class-specific expenses, plus or minus (3) all short-term realized gains and losses on portfolio assets. If a class’s net investment income is negative on any day, the Fund will not pay a dividend on the class on that day and may resume paying dividends only when, on a future date, the undistributed net investment income of the class is positive.

Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks.

Telephone and Online Exchange Privileges. Shares of any class of the Fund may be exchanged for those in the same class of any other Lord Abbett-sponsored fund available to investors at the time of the transaction, as described in the prospectus. Class B shares of the Fund may be acquired only by exchange for shares in the same class of any eligible Lord Abbett-sponsored fund. Class A, C, and I shares of the Fund may be acquired either by such an exchange or by direct purchase.

You or your investment professional, with proper identification, can instruct the Fund to exchange by telephone. If you have direct account access privileges, you may instruct the Fund to exchange your shares by submitting a request online. Exchanges for shares of any eligible Lord Abbett-sponsored fund will be based on the relative NAVs of the shares exchanged, without a sales charge in most cases. Class A shares purchased directly from the Fund may be exchanged for Class A shares of an eligible Lord Abbett-sponsored fund. Therefore, a sales charge will be payable on exchanges for shares of any eligible fund in the Lord Abbett Family of Funds in accordance with the prospectus of that fund if the Class A shares being exchanged were purchased directly from the Fund (not including shares described under “Div-Move” below). Instructions for the exchange must be received by the Fund in Kansas City before the close of the NYSE to obtain the other fund’s NAV per share calculated on that day. Securities dealers may charge for their services in expediting exchange transactions. Before making an exchange you should read the prospectus of the other fund which is available from your securities dealer or Lord Abbett Distributor. An “exchange” is effected through the redemption of Fund shares and the purchase of shares of such other Lord Abbett-sponsored fund. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a capital gain or loss may be recognized. This privilege may be modified or terminated at any time.

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You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Fund to carry out the order. If you have direct account privileges with the Fund, the Fund will require a guaranteed signature by an eligible guarantor on requests for redemption that exceed $100,000 (formerly $50,000). Accordingly, redemption requests may be submitted by telephone or online without signature guarantee for redemptions up to and including $100,000.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions, even when followed by repurchases, are taxable transactions for shareholders that are subject to U.S. federal income tax. The NAV per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

Shareholder Programs and Retirement Plans. We have several programs available to shareholders. These include automatic subsequent investments of $50 or more from your checking account, a systematic withdrawal plan, cash payments of monthly dividends to a designated third party and expedited exchanges among the Lord Abbett-sponsored funds. Forms are available from the Fund or Lord Abbett.

Div-Move. Under the Div-Move service described in the prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan (“SWP”). The SWP also is described in the prospectus. You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. With respect to Class B and C shares, the CDSC (if applicable) will be waived on redemptions of up to 12% per year of the current value of your account at the time the SWP is established. For Class B and C shares redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms, including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank and Trust Company as custodian and contain specific information about the plans, excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax advisor.

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Purchases through Financial Intermediaries. The Fund and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

AIG Advisor Group, Inc.	Merrill Lynch Life Insurance Company/ML Life
Allstate Life Insurance Company	Insurance Company of New York (n/k/a Transamerica Advisors)
Allstate Life Insurance Company of New York	Merrill Lynch, Pierce, Fenner & Smith
Ameriprise Financial Services, Inc.	Incorporated (and/or certain of its affiliates)
Ascensus, Inc.	MetLife Securities, Inc.
AXA Equitable Life Insurance Company	Morgan, Keegan & Company, Inc.
B.C. Ziegler and Company	Morgan Stanley Smith Barney, LLC
Banc of America	Multi-Financial Securities Corporation (Cetera)
Business Men’s Assurance Company of America/RBC	Oppenheimer & Co., Inc.
Insurance	National Planning Holdings, Inc.
Bodell Overcash Anderson & Co., Inc.	Nationwide Investment Services Corporation
Cadaret, Grant & Co., Inc.	Pacific Life & Annuity Company
Cambridge Investment Research, Inc.	Pacific Life Insurance Company
Charles Schwab & Co., Inc.	Pershing, LLC
Citigroup Global Markets, Inc.	PHL Variable Insurance Company
Commonwealth Financial Network	Phoenix Life and Annuity Company
CRI Securities, LLC	Phoenix Life Insurance Company
Edward D. Jones & Co., L.P.	Primevest Financial Services, Inc. (Cetera)
Family Investors Company	Principal Life Insurance Company
Fidelity Brokerage Services, LLC	Protective Life Insurance Company
Financial Network Investment Corporation (Cetera)	RBC Capital Markets Corporation (formerly RBC Dain Rauscher)
First Security Benefit Life Insurance and Annuity Company	RBC Capital Markets, LLC
First SunAmerica Life Insurance Company	RBC Insurance d/b/a Liberty Life Insurance
First Allied Securities, Inc.	Raymond James & Associates, Inc.
Genworth Life & Annuity Insurance Company	Raymond James Financial Services, Inc.
Genworth Life Insurance Company of New York	Securian Financial Services, Inc.
Genworth Financial Investment Services Inc. (Cetera)	Securities America, Inc.
Hartford Life and Annuity Insurance Company	Security Benefit Life Insurance Company
Hartford Life Insurance Company	SunAmerica Annuity Life Assurance Company
HighTower Holding LLC	Sun Life Assurance Company of Canada
Investacorp, Inc.	Sun Life Insurance and Annuity Company of New York
James I. Black & Co.	TIAA-CREF Individual & Institutional Services, LLC
Janney Montgomery Scott LLC	TFS Securities, Inc.
Legg Mason Walker Wood Incorporated	Transamerica Advisors Life Insurance Company
Lincoln Financial Network (Lincoln Financial Advisors	Transamerica Advisors Life Insurance Company of New York
Corp. & Lincoln Financial Securities Corp.)	Triad Advisors, Inc.
Lincoln Life & Annuity Company of New York	UBS Financial Services Inc.
Lincoln National Life Insurance Company	U.S. Bancorp Investments, Inc.
Linsco/Private Ledger Corp.	Wells Fargo Advisors
MassMutual Life Investors Services, Inc.	Wells Fargo Investments LLC

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Woodbury Financial Services, Inc.

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the Fund’s prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Evelyn E. Guernsey, an Independent Director/Trustee of the Fund, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive recordkeeping payments from the Fund and/or other Lord Abbett Funds.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of the Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

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9.
Taxation of the Fund

The Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund continues to qualify for such tax treatment, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not so eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net income from investments. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income, regardless of whether they are received in cash or reinvested in Fund shares. Since the Fund’s income is derived from sources that do not pay qualified dividend income, dividends from the Fund’s net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income for taxable years beginning prior to January 1, 2013. Dividends paid by the Fund also will not qualify for the dividends-received deduction that might otherwise be available for certain dividends received by corporate shareholders. The Fund does not expect to make any distributions of net long-term capital gains to shareholders.

Recently enacted legislation imposes a new 3.8% Medicare tax on the net investment income of certain U.S. individuals, estates and trusts whose income exceeds certain thresholds for taxable years beginning after December 31, 2012. For this purpose, “net investment income” generally includes taxable dividends and capital gains recognized from redemptions or exchanges of shares of mutual funds, such as the Fund. For U.S. individuals, this threshold generally will be exceeded if an individual has adjusted gross income that exceeds $200,000 (or $250,000 if the individual is married and files jointly).

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gain from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Redemptions and exchanges of Fund shares for shares of another fund are taxable events for shareholders that are subject to tax, but generally will not result in taxable gain or loss if the Fund successfully maintains a constant NAV of $1.00 per share. A loss may occur to the extent that a CDSC is imposed in connection with a redemption or an exchange. In general, if Fund shares are sold, you will recognize gain or loss equal to the difference, if any, between the amount realized on the sale and your adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

In addition, commencing in 2013, capital gains recognized from redemptions or exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above. If your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares. As discussed above, the Fund does not expect to pay any capital gain dividends. Losses on the sale of Fund shares may be

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disallowed to the extent that within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire other shares in the Fund (including pursuant to reinvestment of dividends and/or capital gain distributions.)

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund). Furthermore, if Fund shares are held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisors for more information.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”). Generally, you will be subject to backup withholding if the Fund does not have your Social Security number or other certified taxpayer identification number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income. When establishing an account, you must certify under penalties of perjury that your Social Security number or other taxpayer identification number is correct and that you are not otherwise subject to backup withholding. The 28% backup withholding rate currently applies to the amounts paid by the Fund through December 31, 2012 and is scheduled to rise to 31% for amounts paid by the Fund after such date.

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to U.S. federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the U.S. is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the

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trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares generally will depend upon the status of the owner and the activities of the pass-through entity. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax advisor regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, currently only for certain taxable years of the Fund commencing prior to January 1, 2012, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and the applicability of U.S. gift and estate taxes.

Recently enacted legislation will impose a 30% withholding tax on dividends paid by the Fund after December 31, 2013 and on gross redemption proceeds paid by the Fund after December 31, 2014 to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an Intergovernmental Agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply. Under certain circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund’s shares.

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10.
Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

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11.
Financial Statements

The financial statements incorporated herein by reference from the Fund’s 2012 annual report to shareholders have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*
Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
BNY Convergex Execution Solutions LLC	Upon Request
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Cardinal Investment Advisors LLC	Upon Request
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
Credit Suisse Transition Management	Upon Request
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	Annually
DeMarche Associates, Inc.	Upon Request
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Flow of Capital, Inc.	Upon Request
Frank Russell Company	Upon Request
Fund Evaluation Group, LLC	Quarterly
Hartland & Co.	Monthly
Inforlago IT Ltd.	Upon Request
iMoneyNet	Weekly
ING Life Insurance and Annuity Company / ING Insurance Company of America	Upon Request
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Investortools Inc.	Upon Request
Ipreo	Upon Request
Jeffrey Slocum & Associates, Inc.	Monthly
John Hancock Financial Services	Upon Request
JP Morgan Securities, Inc.	Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
LCG Associates, Inc.	Upon Request
Lipper Inc., a Reuters Company	Monthly

A-1

Portfolio Holdings*
Longbow Research	Monthly
Louise Yamada Technical Research Advisors, LLC	Upon Request
Marquette Associates	Upon Request
Merrill Lynch, Pierce, Fenner & Smith, Incorporated	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Natixis Bleichroeder, Inc.	Upon Request
Nock, Inc.	Daily
Northern Trust Investments, N.A.	Upon Request
Pierce Park Group	Monthly
Prime Buchholz & Associates, Inc.	Upon Request
Princeton Financial Systems	Upon Request
Rabil Stock Research, LLC	Upon Request
RBC Capital Markets Corporation	Upon Request
Reuters America LLC	Daily
Robert W. Baird & Co. Incorporated	Upon Request
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Russell Implementation Services Inc.	Upon Request
R.V. Kuhns & Associates, Inc.	Upon Request
SG Constellation LLC	Daily
Sidoti & Company, LLC	Upon Request
State Street Corporation	Daily
Stifel, Nicholaus & Co. Inc.	Quarterly
Stratford Advisory Group. Inc.	Upon Request
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Watershed Investment Consultants	Quarterly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request

*

The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

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PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation.

	(i)	Articles of Restatement dated October 28, 1998. Incorporated by reference to Post-Effective Amendment No. 24 filed on October 28, 1998.

	(ii)	Articles Supplementary to Articles of Incorporation dated August 19, 2002. Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.

	(iii)	Articles of Amendment to Articles of Incorporation dated September 19, 2003. Incorporated by reference to Post-Effective Amendment No. 30 filed on October 27, 2003.

	(iv)	Articles Supplementary to Articles of Incorporation dated August 11, 2004 (Class Y). Incorporated by reference to Post-Effective Amendment No. 31 filed on August 19, 2004.

	(v)	Articles of Amendment to Articles of Incorporation dated August 30, 2007. Incorporated by reference to Post-Effective Amendment No. 36 filed on October 29, 2007.

	(vi)	Articles Supplementary to Articles of Incorporation dated October 23, 2008. Incorporated by reference to Post-Effective Amendment No. 38 filed on October 29, 2009.

(b)	By-Laws. Amended and Restated By-Laws dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 31 filed on August 19, 2004.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts. Management Agreement. Incorporated by reference to Post-Effective Amendment No. 23 filed on October 31, 1997.

(e)	Underwriting Contracts. Distribution Agreement dated July 12, 1996. Incorporated by reference to Post-Effective Amendment No. 27 filed on October 31, 2000.

(f)

Bonus or Profit Sharing Contracts. Equity Based Plans for Non-Interested Person Directors and Trustees of Lord Abbett Funds as amended and restated as of June 19, 2000. Incorporated by reference to Post-Effective Amendment No. 28 filed on October 30, 2001.

(g)

Custodian Agreements. Custodian Agreement dated November 1, 2001 (including updated Exhibit A dated as of June 15, 2011). Incorporated by reference to Post-Effective Amendment No. 41 filed on October 27, 2011.

(h)	Other Material Contracts.

	(i)	Agency Agreement dated April 30, 2010 (including amended Schedule A dated as of June 15, 2011). Incorporated by reference to Post-Effective Amendment No. 41 filed on October 27, 2011.

	(ii)	Amendment to Agency Agreement dated March 15, 2011. Incorporated by reference to Post-Effective Amendment No. 41 filed on October 27, 2011.

	(iii)	Administrative Services Agreement dated December 12, 2002 (including amendments #1-13). Incorporated by reference to Post-Effective Amendment No. 38 filed on October 28, 2009.

	(iv)	Amendment #14 to Administrative Services Agreement dated May 1, 2010. Incorporated by reference to Post-Effective Amendment No. 39 filed on August 26, 2010.

	(v)	Amendment #15 to Administrative Services Agreement dated October 26, 2010. Incorporated by reference to Post-Effective Amendment No. 40 filed on October 28, 2010.

	(vi)	Amendment #16 to the Administrative Services Agreement dated as of November 19, 2010. Incorporated by reference to Post-Effective Amendment No. 41 filed on October 27, 2011.

	(vii)	Amendment #17 to Administrative Services Agreement dated as of April 20, 2011. Incorporated by reference to Post-Effective Amendment No. 41 filed on October 27, 2011.

	(viii)	Amendment #18 to Administrative Services Agreement dated as of June 15, 2011. Incorporated by reference to Post-Effective Amendment No. 41 filed on October 27, 2011.

	(ix)	Amendment #19 to the Administrative Services Agreement dated as of December 15, 2011. Filed herein.

(i)	Legal Opinion. Opinion of Wilmer Cutler Pickering Hale and Dorr LLP. Filed herein.

(j)	Other Opinion. Consent of Deloitte & Touche LLP. Filed herein.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)

Rule 12b-1 Plan. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated August 10, 2007 with updated Schedule A dated as of September 27, 2012 and Schedule B dated as of June 15, 2012. Filed herein.

(n)

Rule 18f-3 Plan. Amended and Restated Rule 18f-3 Plan with Schedule A dated as of July 1, 2008 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of September 27, 2012. Filed herein.

(o)	Reserved.

(p)	Code of Ethics dated as of October 2012. Filed herein.

Item 29.	Persons Controlled by or Under Common Control with the Fund.

None.

Item 30.	Indemnification.

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940, as amended (the “1940 Act”) as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the 1940 Act, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” as (defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser.

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriters.

(a)

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Equity Trust
Lord Abbett Global Fund, Inc.
Lord Abbett Investment Trust
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Series Fund, Inc.
Lord Abbett Stock Appreciation Fund

	(b)	Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Daria L. Foster	Chief Executive Officer	President and Chief Executive Officer
Lawrence H. Kaplan	General Counsel	Vice President and Secretary
Lynn M. Gargano	Chief Financial Officer	None
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

* Each officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the 1940 Act, at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 25th day of October, 2012.

LORD ABBETT U.S. GOVERNMENT & GOVERNMENT
SPONSORED ENTERPRISES MONEY MARKET FUND, INC.

BY:	/s/ Thomas R. Phillips

Thomas R. Phillips
Vice President & Assistant Secretary

BY:	/s/ Joan A. Binstock

Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Robert S. Dow *	Chairman, Chief Executive	October 25 2012

Robert S. Dow	Officer and Director

Daria L. Foster*	President and Director	October 25, 2012

Daria L. Foster

E. Thayer Bigelow*	Director	October 25, 2012

E. Thayer Bigelow

Robert B. Calhoun, Jr.*	Director	October 25, 2012

Robert B. Calhoun, Jr.

Evelyn E. Guernsey*	Director	October 25, 2012

Evelyn E. Guernsey

Julie A. Hill*	Director	October 25, 2012

Julie A. Hill

Franklin W. Hobbs*	Director	October 25, 2012

Franklin W. Hobbs

Thomas J. Neff*	Director	October 25, 2012

Thomas J. Neff

James L.L. Tullis*	Director	October 25, 2012

James L.L. Tullis

By	/s/ Thomas R. Phillips

Thomas R. Phillips
Attorney – in – Fact*

POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, John K. Forst and Thomas R. Phillips, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow	Chairman, CEO and Director/Trustee	April 19, 2012

Robert S. Dow

/s/ Daria L. Foster	President and Director/Trustee	April 19, 2012

Daria L. Foster

/s/ E. Thayer Bigelow	Director/Trustee	April 19, 2012

E. Thayer Bigelow

/s/ Robert B. Calhoun, Jr.	Director/Trustee	April 19, 2012

Robert B. Calhoun, Jr.

/s/ Evelyn E. Guernsey	Director/Trustee	April 19, 2012

Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee	April 19, 2012

Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	April 19, 2012

Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	April 19, 2012

Thomas J. Neff

/s/ James L.L. Tullis	Director/Trustee	April 19, 2012

James L. L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.